UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET LIMITED DURATION BOND FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 37.5%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.7%
Daimler Finance NA LLC, Senior Notes	1.083%	3/28/14	$200,000	$198,793	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	200,000	205,048	(a)
Honda Motor Co., Ltd., Notes	0.711%	8/28/12	150,000	150,136	(a)(b)

Total Automobiles				553,977

Media - 0.4%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	140,000	158,504
Walt Disney Co., Senior Notes	4.700%	12/1/12	160,000	164,509

Total Media				323,013

TOTAL CONSUMER DISCRETIONARY				876,990

CONSUMER STAPLES - 2.0%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	180,000	195,044
Coca-Cola Co., Senior Notes	0.424%	3/14/14	280,000	280,220	(b)
Diageo Capital PLC	5.200%	1/30/13	210,000	218,040
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	70,000	70,805

Total Beverages				764,109

Food & Staples Retailing - 0.1%
Kroger Co., Notes	3.900%	10/1/15	80,000	87,089

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	220,000	224,224

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	55,870
Altria Group Inc., Senior Notes	9.250%	8/6/19	10,000	13,448
Philip Morris International Inc.	4.875%	5/16/13	300,000	314,637
Reynolds American Inc., Senior Notes	7.250%	6/1/13	120,000	127,850

Total Tobacco				511,805

TOTAL CONSUMER STAPLES				1,587,227

ENERGY - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	110,000	122,660
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	40,000	42,745
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	30,000	31,709
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	370,000	408,389
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	90,000	115,064
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	330,000	347,359
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	210,000	227,325
Phillips 66, Senior Notes	1.950%	3/5/15	140,000	140,968	(a)
Shell International Finance BV, Senior Notes	1.875%	3/25/13	60,000	60,900
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	60,000	59,878

TOTAL ENERGY				1,556,997

FINANCIALS - 24.7%
Capital Markets - 4.1%
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	200,000	203,901	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	200,000	200,432	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	300,000	340,574
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	180,000	188,417
Goldman Sachs Group Inc., Senior Notes	5.125%	1/15/15	260,000	276,727
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	290,000	76,850	(a)(c)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	700,000	185,500	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	570,000	0	(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	200,000	0	(e)(g)(h)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	500,000	520,810

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Morgan Stanley, Medium-Term Notes	0.883%	1/9/14	$700,000	$665,693	(b)
Morgan Stanley, Senior Notes	3.006%	5/14/13	300,000	302,266	(b)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	270,000	280,894

Total Capital Markets				3,242,064

Commercial Banks - 11.9%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	200,000	198,427
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	202,277	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	140,000	147,547	(a)
Bank of Montreal, Senior Secured Bonds	1.300%	10/31/14	410,000	413,628	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	40,497	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	105,977	(a)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	160,000	161,408
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	200,000	199,395
BNP Paribas, Senior Notes	1.482%	1/10/14	100,000	97,931	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	280,000	281,733	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	120,000	118,011	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	530,000	555,663	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	150,000	157,196	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	250,000	251,675
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	100,000	101,060	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	310,000	316,925
Credit Agricole Home Loan SFH, Secured Bonds	1.311%	7/21/14	200,000	196,000	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	130,000	129,572	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	550,000	544,118	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	300,000	309,943	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	300,000	304,655	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	300,000	300,878	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	330,000	335,122	(a)
Landsbanki Islands HF	7.431%	10/19/17	140,000	0	(a)(d)(e)(f)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	410,000	17,425	(a)(c)(d)(e)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	250,000	251,623
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	320,000	319,969	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	250,000	256,806	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	104,225	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	360,000	367,462	(a)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	120,000	124,735
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	97,629	(a)
Societe Generale, Senior Notes	1.631%	4/11/14	200,000	190,558	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	270,000	275,498	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	104,122	(a)
Swedbank AB, Secured Bonds	0.923%	3/28/14	300,000	299,343	(a)(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/24/12	430,000	406,350	(b)(f)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	210,000	224,262
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	350,000	353,739
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	586,489	(a)

Total Commercial Banks				9,449,873

Consumer Finance - 1.4%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	153,000	162,563
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	153,757
SLM Corp.	0.860%	1/27/14	400,000	382,055	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	120,000	119,979
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	270,000	275,528

Total Consumer Finance				1,093,882

Diversified Financial Services - 5.3%
Bank of America Corp., Senior Notes	0.674%	6/22/12	750,000	750,913	(b)
Bank of America Corp., Senior Notes	6.500%	8/1/16	150,000	164,923
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	116,545

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Citigroup Inc., Senior Notes	5.500%	10/15/14	$50,000	$53,645
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	510,000	528,171
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	250,000	247,330	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	268,025
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	200,000	211,106
NCUA Guaranteed Notes, Senior Notes	0.262%	6/12/13	240,000	239,851	(b)
Private Export Funding Corp.	3.550%	4/15/13	590,000	609,642
Private Export Funding Corp., Notes	4.950%	11/15/15	240,000	274,759
SSIF Nevada LP, Senior Notes	1.267%	4/14/14	370,000	367,178	(a)(b)
Svensk Exportkredit AB	1.750%	10/20/15	220,000	222,197
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	130,000	130,320	(a)

Total Diversified Financial Services				4,184,605

Insurance - 1.9%
American International Group Inc., Senior Notes	3.650%	1/15/14	300,000	305,553
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	220,000	223,179
MetLife Inc., Senior Notes	2.375%	2/6/14	230,000	235,713
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	170,000	171,575	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	140,000	142,000
Suncorp-Metway Ltd., Senior Notes	2.067%	7/16/12	450,000	452,005	(a)(b)

Total Insurance				1,530,025

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	50,666

TOTAL FINANCIALS				19,551,115

HEALTH CARE - 1.8%
Health Care Equipment & Supplies - 0.4%
Baxter International Inc., Senior Notes	1.800%	3/15/13	130,000	131,783
Medtronic Inc., Senior Notes	3.000%	3/15/15	170,000	180,074

Total Health Care Equipment & Supplies				311,857

Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	110,000	113,969

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	279,425

Pharmaceuticals - 1.0%
Johnson & Johnson, Senior Notes	1.200%	5/15/14	500,000	508,645
Teva Pharmaceutical Finance III BV, Senior Notes	0.974%	3/21/14	250,000	250,645	(b)

Total Pharmaceuticals				759,290

TOTAL HEALTH CARE				1,464,541

INDUSTRIALS - 1.0%
Airlines - 0.8%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	233,679	248,284
Continental Airlines Inc., Pass-Through Certificates	6.545%	8/2/20	158,464	170,539
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	163,864	175,334

Total Airlines				594,157

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	140,000	167,636

TOTAL INDUSTRIALS				761,793

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	270,000	268,591

MATERIALS - 1.4%
Chemicals - 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	69,450
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	170,000	181,692

Total Chemicals				251,142

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 1.1%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	$260,000	$261,801
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	120,000	118,880
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	110,000	110,093
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	170,000	176,195
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	30,000	30,847
Vale Overseas Ltd., Notes	6.250%	1/23/17	130,000	149,815

Total Metals & Mining				847,631

TOTAL MATERIALS				1,098,773

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.0%
AT&T Inc., Senior Notes	4.850%	2/15/14	250,000	268,799
Telefonica Emisiones SAU	0.861%	2/4/13	400,000	392,137	(b)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	100,000	135,702

Total Diversified Telecommunication Services				796,638

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Notes	2.375%	9/8/16	200,000	202,465
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	330,414

Total Wireless Telecommunication Services				532,879

TOTAL TELECOMMUNICATION SERVICES				1,329,517

UTILITIES - 1.5%
Electric Utilities - 1.4%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	600,000	657,609
Pacific Gas & Electric Co.	4.800%	3/1/14	400,000	430,017

Total Electric Utilities				1,087,626

Multi-Utilities - 0.1%
DTE Energy Co., Senior Notes	1.180%	6/3/13	110,000	110,412	(b)

TOTAL UTILITIES				1,198,038

TOTAL CORPORATE BONDS & NOTES (Cost - $30,740,175)				29,693,582

ASSET-BACKED SECURITIES - 11.6%
Access Group Inc., 2005-B A2	0.790%	7/25/22	236,799	229,441	(b)
Accredited Mortgage Loan Trust, 2005-3 A2D	0.612%	9/25/35	83,618	77,572	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	230,000	233,368	(a)
Ally Auto Receivables Trust, 2012-1 A2	0.710%	9/15/14	400,000	400,661
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.797%	9/25/27	80,265	65,344	(b)
ARI Fleet Lease Trust, 2010-A A	1.692%	8/15/18	43,205	43,218	(a)(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.067%	8/25/33	169,442	134,818	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.217%	12/15/33	141,558	107,179	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	400,000	401,179	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.871%	5/28/44	36,016	33,276	(b)
Bear Stearns Asset- Backed Securities Trust, 2003-2 A3	0.992%	3/25/43	115,200	102,272	(b)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.462%	12/25/36	39,677	38,900	(a)(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.541%	11/25/33	400,000	376,031	(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	300,000	300,124
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	470,000	475,958
Countrywide Home Equity Loan Trust, 2004-O	0.522%	2/15/34	36,111	20,457	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.392%	11/15/36	$192,825	$141,594	(b)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	44,229	44,238
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	385,222	385,953
Green Tree, 2008-MH1 A1	7.000%	4/25/38	63,997	64,388	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	274,795	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	250,929	251,040
MASTR Specialized Loan Trust, 2006-2	0.502%	2/25/36	191,332	108,737	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.502%	6/25/46	329,450	171,666	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A	0.593%	12/7/20	460,816	462,512	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	151,297	151,611
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	200,000	201,567
Nissan Master Owner Trust Receivables, 2010-AA A	1.392%	1/15/15	290,000	292,481	(a)(b)
Penarth Master Issuer, 2011-1A A1	0.892%	5/18/15	200,000	200,008	(a)(b)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	86,851	88,208	(b)
SACO I Trust, 2006-3 A3	0.702%	4/25/36	291,112	137,268	(b)
SLM Student Loan Trust, 2003-11 A4	0.664%	6/15/20	42,974	42,851	(b)
SLM Student Loan Trust, 2003-11 A6	0.764%	12/15/25	200,000	189,393	(a)(b)
SLM Student Loan Trust, 2004-10 A4A	0.960%	7/27/20	267,802	268,324	(a)(b)
SLM Student Loan Trust, 2004-10 A5A	1.310%	4/25/23	300,000	297,141	(a)(b)
SLM Student Loan Trust, 2005-10 A4	0.670%	10/25/19	116,861	116,355	(b)
SLM Student Loan Trust, 2006-5 A5	0.670%	1/25/27	200,000	188,449	(b)
SLM Student Loan Trust, 2006-6 A2	0.640%	10/25/22	398,121	396,461	(b)
SLM Student Loan Trust, 2007-2 A2	0.560%	7/25/17	143,883	142,800	(b)
SLM Student Loan Trust, 2007-4 A3	0.620%	1/25/22	400,000	397,555	(b)
SLM Student Loan Trust, 2008-1 A2	0.910%	10/25/16	169,177	168,583	(b)
SLM Student Loan Trust, 2011-B A1	1.092%	12/16/24	175,942	175,607	(a)(b)
SLM Student Loan Trust, 2012-A A1	1.642%	8/15/25	377,189	378,050	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.142%	11/25/34	190,050	145,411	(b)
Structured Asset Securities Corp., 2004-SC1	8.445%	12/25/29	53,444	51,257	(a)(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	160,455	169,868	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	33,503

TOTAL ASSET-BACKED SECURITIES (Cost - $9,548,986)				9,177,472

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.1%
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.692%	9/25/35	306,736	165,010	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	2.835%	12/20/34	54,448	34,051	(b)
Banc of America Mortgage Securities, 2003-D	2.893%	5/25/33	49,687	49,072	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.592%	8/25/35	223,017	146,895	(a)(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.699%	1/25/35	117,420	104,271	(b)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	186,792	193,764	(b)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.562%	7/25/35	214,494	115,050	(a)(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.542%	11/20/35	201,979	102,041	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.522%	11/25/35	61,878	61,179	(b)
Countrywide Home Loans, 2005-R3 AF	0.642%	9/25/35	247,495	205,161	(a)(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.572%	6/25/34	153,241	147,378	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.575%	10/25/34	85,248	81,038	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.944%	12/29/45	246,441	243,976	(a)(b)(h)
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.426%	10/25/34	155,950	128,457	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-H02 FA	0.924%	2/20/60	$393,228	$394,053	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.794%	3/20/60	198,767	197,932	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.244%	5/20/60	226,361	228,681	(b)(h)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.715%	11/20/60	388,261	385,158	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.765%	2/20/61	167,098	164,122	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.735%	8/20/61	1,585,095	1,583,114	(b)(h)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.592%	9/25/35	274,897	215,526	(a)(b)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.581%	2/25/35	119,515	94,359	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	20,595	20,612
Luminent Mortgage Trust, 2006-7 2A2	0.462%	12/25/36	605,411	99,045	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.066%	1/25/29	11,563	11,373	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.575%	2/25/34	138,790	134,728	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	129,723	131,595
NCUA Guaranteed Notes, 2011-R1 1A	0.693%	1/8/20	156,379	156,648	(b)
Prime Mortgage Trust, 2005-2 2A1	7.105%	10/25/32	61,143	60,811	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	13,176	13,199
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	16,804	17,889
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	16,162	13,790	(b)
Sequoia Mortgage Trust, 2004-6 A1	2.039%	7/20/34	82,676	71,307	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.504%	6/25/35	253,125	198,387	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.587%	6/25/33	339,690	336,145	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.642%	9/25/33	87,008	74,902	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	208,241	208,986
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.785%	8/20/35	98,660	70,841	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.486%	8/25/33	127,543	126,934	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.652%	12/25/45	339,330	254,255	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR04 DA	1.152%	6/25/46	331,414	158,023	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $8,633,702)				7,199,758

MORTGAGE-BACKED SECURITIES - 2.2%
FNMA - 1.0%
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	302,813	330,603
Federal National Mortgage Association (FNMA)	2.489%	12/1/34	34,582	36,869	(b)
Federal National Mortgage Association (FNMA)	2.494%	12/1/34	49,034	52,245	(b)
Federal National Mortgage Association (FNMA)	2.194%	1/1/35	121,658	128,376	(b)
Federal National Mortgage Association (FNMA)	2.295%	3/1/35	241,343	256,630	(b)

Total FNMA				804,723

GNMA - 1.2%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	149,533	174,052
Government National Mortgage Association (GNMA)	7.000%	3/15/36	308,130	366,532
Government National Mortgage Association (GNMA)	1.560%	1/20/60	233,922	236,501	(b)(h)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	2.347%	8/20/60	$181,344	$192,225	(b)

Total GNMA				969,310

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,724,858)				1,774,033

SOVEREIGN BONDS - 0.8%
Norway - 0.4%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	300,000	311,529	(a)

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	300,000	312,000

TOTAL SOVEREIGN BONDS (Cost - $604,883)				623,529

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 24.9%
U.S. Government Agencies - 7.4%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	320,000	328,580
Federal Home Loan Bank (FHLB), Bonds	1.625%	6/14/13	1,000,000	1,016,082
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.200%	7/25/14	280,000	280,638
Federal National Mortgage Association (FNMA), Notes	4.750%	2/21/13	500,000	519,821
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	300,000	302,405
Federal National Mortgage Association (FNMA), Notes	0.600%	10/25/13	350,000	350,214
Federal National Mortgage Association (FNMA), Notes	1.125%	4/27/17	1,575,000	1,565,203
Federal National Mortgage Association (FNMA), Senior Notes	0.375%	3/16/15	1,500,000	1,488,768

Total U.S. Government Agencies				5,851,711

U.S. Government Obligations - 17.5%
U.S. Treasury Notes	0.125%	8/31/13	2,300,000	2,294,788
U.S. Treasury Notes	0.500%	10/15/14	4,970,000	4,975,050
U.S. Treasury Notes	0.250%	1/15/15	420,000	417,244
U.S. Treasury Notes	1.000%	8/31/16	1,350,000	1,355,801
U.S. Treasury Notes	1.000%	9/30/16	270,000	270,907
U.S. Treasury Notes	1.000%	3/31/17	3,180,000	3,173,293
U.S. Treasury Notes	1.750%	10/31/18	770,000	782,211
U.S. Treasury Notes	1.375%	2/28/19	170,000	167,583
U.S. Treasury Notes	1.625%	3/31/19	410,000	406,893

Total U.S. Government Obligations				13,843,770

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $19,715,620)				19,695,481

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.6%
U.S. Treasury Notes, Inflation Indexed (Cost - $447,325)	2.000%	4/15/12	446,804	447,817

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.50 (Cost - $2,283)		6/18/12	10	875

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $71,417,832)				$68,612,547

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 12.7%
Certificates of Deposit (Yankee) - 1.3%
Nordea Bank Finland PLC (Cost - $1,000,000)	0.653%	11/13/12	$1,000,000	998,987	(b)

Commercial Paper - 1.6%
American Honda Finance Corp.	0.190%	5/16/12	700,000	699,837	(i)
General Electric Capital Corp.	0.220%	6/11/12	525,000	524,836	(i)

Total Commercial Paper (Cost - $1,224,613)				1,224,673

U.S. Government Agencies - 4.9%
Federal Home Loan Bank (FHLB), Discount Notes (Cost - $3,897,224)	0.140%	10/2/12	3,900,000	3,897,820	(i)

Repurchase Agreements - 4.9%
Barclays Capital Inc. repurchase agreement dated 3/30/12; Proceeds at maturity - $3,908,020; (Fully collateralized by U.S. government obligations, 1.500% due 6/30/16; Market value - $3,986,507) (Cost - $3,908,000)	0.060%	4/2/12	3,908,000	3,908,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,029,837)				10,029,480

TOTAL INVESTMENTS - 99.4% (Cost - $81,447,669#)				78,642,027
Other Assets in Excess of Liabilities - 0.6%				457,951

TOTAL NET ASSETS - 100.0%				$79,099,978

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The maturity principal is currently in default as of March 31, 2012.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2012.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ARM	— Adjustable Rate Mortgage

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
SCHEDULE OF WRITTEN OPTIONS
Eurodollar Futures, Put	6/18/12	$99.25	10	$250

		STRIKE RATE	NOTIONAL PAR
Interest Rate Swaption with Barclays Capital Inc., Put	8/26/14	2.00%	$19,108,000	45,237

TOTAL WRITTEN OPTIONS (Premiums received - $80,806)				$45,487

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Limited Duration Bond Portfolio (the “Fund”), is a registered diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Limited Duration Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments †:
Corporate bonds & notes	—	$29,693,582	$0	*	$29,693,582
Asset-backed securities	—	9,177,472	—		9,177,472
Collateralized mortgage obligations	—	7,199,758	—		7,199,758
Mortgage-backed securities	—	1,774,033	—		1,774,033
Sovereign bonds	—	623,529	—		623,529
U.S. government & agency obligations	—	19,695,481	—		19,695,481
U.S.Treasury inflation protected securities	—	447,817	—		447,817
Purchased options	$875	—	—		875

Total long-term investments	$875	$68,611,672	$0	*	$68,612,547

Short-term investments †	—	10,029,480	—		10,029,480

Total investments	$875	$78,641,152	$0	*	$78,642,027

Other financial instruments:
Futures contracts	$78,048	—	—		$78,048
Credit default swaps on corporate issues - buy protection ‡	—	$1,977			1,977

Total other financial instruments	$78,048	$1,977	—		$80,025

Total	$78,923	$78,643,129	$0	*	$78,722,052

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$250	$45,237	—		$45,487
Futures contracts	36,269	—	—		36,269
Credit default swaps on corporate issues - buy protection ‡	—	628	—		628

Total	$36,519	$45,865	—		$82,384

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of December 31, 2011	$0	*	$196,026	$196,026
Accrued premiums/discounts	—		(65)	(65)
Realized gain (loss) (1)	—		(225)	(225)
Change in unrealized appreciation (depreciation) (2)	—		(1,242)	(1,242)
Purchases	—		468	468
Sales	—		(2,737)	(2,737)
Transfers into Level 3	—		—	—
Transfers out of Level 3 (3)	—		(192,225)	(192,225)

Balance as of March 31, 2012	$0	*	—	$0 *

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012 (2)	—		—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider

Notes to Schedule of Investments (unaudited) (continued)

credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2012, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $46,115. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,108,256
Gross unrealized depreciation	(3,913,898)

Net unrealized depreciation	($2,805,642)

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	121	6/12	$26,658,190	$26,637,016	$(21,174)

Contracts to Sell:
90-Day Eurodollar	5	3/13	1,236,609	1,243,125	(6,516)
90-Day Eurodollar	5	9/13	1,232,921	1,241,500	(8,579)
U.S. Treasury 10-Year Notes	19	6/12	2,490,079	2,460,203	29,876
U.S. Treasury 5-Year Notes	72	6/12	8,870,985	8,822,813	48,172

					62,953

Net unrealized gain on open futures contracts					$41,779

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	19,108,020	$84,086
Options written	10	1,030
Options closed	(20)	(4,310)
Options expired	—	—

Written options, outstanding as of March 31, 2012	19,108,010	$80,806

At March 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	5.000% quarterly	$(229)	$232	$(461)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	50,000	3/20/20	5.000% quarterly	1,977	1,049	928
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	30,000	3/20/13	5.000% quarterly	(399)	(64)	(335)

Total	$120,000			$1,349	$1,217	$132

Notes to Schedule of Investments (unaudited) (continued)

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$875	$(45,487)	$78,048	$(36,269)	—	$(2,833)
Credit Risk	—	—	—	—	$1,349	1,349

Total	$875	$(45,487)	$78,048	$(36,269)	$1,349	$(1,484)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,609
Written options	40,844
Futures contracts (to buy)	28,624,299
Futures contracts (to sell)	14,344,890

Average Notional Balance
Credit default swap contracts (to buy protection)	$120,000

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 29, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012